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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 16, 1997


                                    AVIRON
            (Exact name of registrant as specified in its charter)



       Delaware                     0-20815                  77-0309686
(State of jurisdiction)      (Commission File No.)         (IRS Employer
                                                         Identification No.)



                           297 North Bernardo Avenue
                            Mountain View, CA 94043
             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code:  (415) 919-6500

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Item 5.     Other Events

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     On April 16, 1997, Aviron signed a Contract Manufacture Agreement with
Evans Medical Limited. This agreement is filed as Exhibit 10.15 and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

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(c)  Exhibits.

Exhibit
Number         Description
-------        -----------

*10.15 Contract Manufacture Agreement between the Registrant and Evans Medical Limited, dated as of April 16, 1997


* Certain information in this exhibit has been omitted and filed separately with the Commission. Redacted portions of the exhibit are indicated by an asterix within brackets ([*]), and a legend appears on the appropriate pages. Confidential Treatment has been requested with respect to the omitted portions.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Aviron



Dated:  July 18, 1997            By: /s/ J. Leighton Read
                                     -----------------------------------
                                       J. Leighton Read, M.D.
                                       Chairman of the Board and
                                       Chief Executive Officer

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                                 EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------

*10.15 Contract Manufacture Agreement between the Registrant and Evans Medical Limited


* Certain information in this exhibit has been omitted and filed separately with the Commission. Redacted portions of the exhibit are indicated by an asterix within brackets ([*]), and a legend appears on the appropriate pages. Confidential Treatment has been requested with respect to the omitted portions.

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